Exhibit 10.1

SECOND AMENDMENT

TO

LOAN AGREEMENT

This Second Amendment to Amended and Restated Revolving Line of Credit Loan Agreement and Security Agreement, dated as of February 27, 2004, is entered into by and among Integral Systems, Inc., a Maryland corporation (“Integral”), SAT Corporation, Inc., a California corporation (“SAT” and together with Integral, collectively the “Borrower”), and Bank of America, N.A. (the “Lender”) (said Amendment being referred to herein as “this Amendment”).

W I T N E S S E T H:

WHEREAS, Borrower and Lender entered into that certain Amended and Restated Revolving Line of Credit Loan Agreement and Security Agreement, dated as of August 31, 2001, as amended by that certain First Modification to Amended and Restated Revolving Line of Credit Loan Agreement and Security Agreement, dated as of February 3, 2003 (as so amended, the “Loan Agreement”); and

WHEREAS, Borrower and Lender have agreed to amend the Loan Agreement as provided herein;

NOW THEREFORE, in consideration of the terms and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows (capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto as set forth in the Loan Agreement):

SECTION 1. Amendment to Loan Agreement. Effective as of the date hereof, the Loan Agreement is hereby amended as follows:

1.1 The definition of “Ending Date” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

“Ending Date” means February 28, 2006.

1.2 Section 6.11.c of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

c. Semi-Annual Financial Statements. As soon as available after the close of each of the Borrower’s second and fourth fiscal quarters, copies of Borrower’s consolidated financial statements as filed with the Securities and Exchange Commission for the period then ending. The financial statements shall be provided no later than sixty (60) days after the close of each second quarter and ninety (90) days after the close of each fourth quarter. The financial statements shall be prepared in accordance with GAAP consistently applied. The financial statements shall include a consolidated balance sheet, including all of Borrower’s subsidiaries, and a profit and loss statement as of the end of such fiscal quarter, a cash flow statement and copies of Form 10-Q or any other SEC filings.

1.3 Section 6.13 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

6.13 Financial Covenants. Maintain:

a. Funded Debt to EBITDA. A maximum ratio of Funded Debt to EBITDA, less current period capitalized software development costs, of 3.0 to 1.0.

b. Fixed Charge Coverage Ratio. A minimum Fixed Charge Coverage Ratio of 1.25 to 1.0.

Compliance with the financial covenants above will be measured on a semi-annual basis at the end of the second and fourth fiscal quarter of Borrower on a rolling four fiscal quarter basis.

1.4 The preamble to Article 7 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefore:

Until all obligations of Borrower under this Agreement and the other Loan Documents are paid in full and performed, Borrower covenants and agrees that it shall not, unless the Lender otherwise consents in advance in writing and such consent is not unreasonably withheld or unduly delayed:

1.5 Section 7.3 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

7.3 Fundamental Changes. Amend its Articles or Certificate of Incorporation by any amendment which would adversely affect Borrower’s ability to perform or comply with any of the terms, conditions or agreements to be performed or complied with by Borrower hereunder or to perform any of the transactions contemplated hereby; change its name, ownership or management; convert its organizational form into another entity form or establish any new entity to perform the business or similar business of Borrower; reorganize, consolidate or merge with any other corporation; or expend more than Ten Million and No/100 ($10,000,000.00) to purchase, lease or otherwise acquire all or substantially all of the assets of any other entity, including shares of stock of other corporations, except as otherwise noted herein and except that Borrower may own notes and other receivables acquired in the ordinary course of business.

SECTION 2. Representations and Warranties.

2.1 Borrower hereby represents and warrants that (i) it has full power and authority to execute and deliver this Amendment and to perform its obligations hereunder, (ii) it has taken all corporate action necessary for the execution and delivery by it of this Amendment and the performance by it of its obligations hereunder, and (iii) this Amendment constitutes its valid and binding obligation enforceable against it in accordance with its terms except to the extent enforceability may be subject to bankruptcy, insolvency, moratorium and other similar laws affecting the rights of creditors generally or the application of principles of equity, whether in an action at law or proceeding in equity.

SECTION 3. Waiver; Reference to and Effect Upon the Loan Agreement.

3.1 Except as specifically amended or waived above, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed.

3.2 Except as specifically provided above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement, nor constitute an amendment of any provision of the Loan Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby. Upon the effectiveness of this Amendment, each reference in any “Loan Document” (as defined in the Loan Agreement as amended hereby) to the Loan Agreement shall mean the Loan Agreement as amended hereby.

SECTION 4. Fees and Expenses. Borrower shall pay all reasonable fees, costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred by Lender in connection with the preparation, negotiation, execution and delivery of this Amendment.

SECTION 5. Release. Borrower, on behalf of itself and its agents, representatives, attorneys, successors and assigns, hereby releases and forever discharges Lender and its agents, representatives, partners, directors, officers, attorneys, employees, affiliates, parents, subsidiaries, stockholders, predecessors, successors and assigns of and from any and all claims, setoffs, counterclaims, demands, liabilities, suits, actions and causes of action of any kind, nature or description whatsoever, whether or not now known, that Borrower has, ever had or claimed to have had against Lender from the beginning of time to and including the date hereof.

Lender, on behalf of itself and its agents, representatives, attorneys, successors and assigns, hereby releases and forever discharges Borrower and its agents, representatives, partners, directors, officers, attorneys, employees, affiliates, parents, subsidiaries, stockholders, predecessors, successors and assigns of and from any and all claims, setoffs, counterclaims, demands, liabilities, suits, actions and causes of action of any kind, nature or description whatsoever, whether or not now known, that Lender has, ever had or claimed to have had against Borrower from the beginning of time to and including the date hereof.

SECTION 6. Governing Law; Arbitration. This Amendment shall be governed by, construed under and enforced in accordance with the laws of the Commonwealth of Virginia without giving effect to its conflict of laws principles. Provisions of the Loan Agreement specifying that certain disputes between the Borrower and the Lender shall be resolved by binding arbitration are incorporated into this Amendment by reference and shall have the same force and effect as if fully set forth in this Amendment.

SECTION 7. Section Titles. The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties hereto as of the day and year first above written.

INTEGRAL SYSTEMS, INC., a Maryland corporation

By:	/s/

Name:	Elaine M. Parfitt
Title:	Chief Financial Officer

SAT CORPORATION, INC., a California corporation

By:	/s/

Name:	Elaine M. Parfitt
Title:	Vice President and Chief Financial Officer

BANK OF AMERICA, N.A.

By:	/s/

Name:	Michael O. Brannan

Title:	Sr. Vice President

STATE OF MARYLAND             )

CITY/COUNTY	OF CHARLES ) To wit:

I, the undersigned, a Notary Public in and for the City/County and State aforesaid, do hereby certify that Elaine M. Parfitt, Chief Financial Officer of Integral Systems, Inc., whose name is signed to the foregoing Second Amendment to Loan Agreement, appeared before me this 27th day of February 2004, and acknowledged that the foregoing is her true act and deed.

[SEAL]	/s/

Notary Public

My Commission Expires: April 26, 2006

STATE OF MARYLAND             )

CITY/COUNTY OF CHARLES    ) To wit:

I, the undersigned, a Notary Public in and for the City/County and State aforesaid, do hereby certify that Elaine M. Parfitt, Vice President and Chief Financial Officer of SAT Corporation, Inc., whose name is signed to the foregoing Second Amendment to Loan Agreement, appeared before me this 27th day of February 2004, and acknowledged that the foregoing is her true act and deed.

[SEAL]	/s/

Notary Public

My Commission Expires: April 26, 2006

STATE OF MARYLAND                         )

CITY/COUNTY OF MONTGOMERY     ) To wit:

I, the undersigned, a Notary Public in and for the City/County and State aforesaid, do hereby certify that Michael O. Brannan, a Senior Vice President of Bank of America, N.A., whose name is signed to the foregoing Second Amendment to Loan Agreement, appeared before me this 3rd day of March 2004, and acknowledged that the foregoing is his/her true act and deed.

[SEAL]	/s/

Notary Public

My Commission Expires: November 6, 2007